                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                      435,998.18
           Available Funds:
                     Contract Payments due and received in this period                                           3,299,529.65
                     Contract Payments due in prior period(s) and received in this period                          166,478.95
                     Contract Payments received in this period for next period                                     114,155.52
                     Sales, Use and Property Tax payments received                                                 236,773.30
                     Prepayment Amounts related to early termination in this period                                 68,110.58
                     Servicer Advance                                                                              180,169.93
                     Proceeds received from recoveries on previously Defaulted Contracts                                 0.00
                     Transfer from Reserve Account                                                                   9,438.75
                     Interest earned on Collection Account                                                          11,462.96
                     Interest earned on Affiliated Account                                                           5,750.25
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                       Agreement Section 5.03                                                                            0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract < Predecessor contract)                                                     0.00
                     Amounts paid under insurance policies                                                               0.00
                     Maintenance, Late Charges and any other amounts                                                     0.00

                                                                                                                --------------
           Total Available Funds                                                                                 4,527,868.07
           Less: Amounts to be Retained in Collection Account                                                      446,155.98
                                                                                                                --------------
           AMOUNT TO BE DISTRIBUTED                                                                              4,081,712.09
                                                                                                                ==============


           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                                           0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable
                            Advances or Servicer Advances                                                          166,478.95
                     3.     To Noteholders (For Servicer Report immediately
                            following the Final Additional Closing Date)
                                   a) Class A1 Principal and Interest                                                    0.00
                                   a) Class A2 Principal (distributed after
                                      A1 Note matures) and Interest                                              2,965,697.15
                                   a) Class A3 Principal (distributed after
                                      A1 and A2 Notes mature) and Interest                                         182,832.00
                                   b) Class B Principal and Interest                                                72,350.22
                                   c) Class C Principal and  Interest                                               82,200.13
                                   d) Class D Principal and Interest                                                84,065.11
                                   e) Class E Principal and Interest                                                87,776.79

                     4.     To Reserve Account for Requirement per Indenture
                            Agreement Section 3.08                                                                       0.00
                     5.     To Issuer - Residual  Principal and Interest and
                            Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting
                                      or Amortization Event in effect)                                              22,733.60
                                   b) Residual Principal (Provided no Restricting
                                      or Amortization Event in effect)                                             117,588.56
                                   c) Reserve Account Distribution (Provided no
                                      Restricting or Amortization Event in effect)                                   9,438.75
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank
                            Interest Earned and Any Other Amounts                                                  253,986.51
                     7.     To Servicer, Servicing Fee and other
                            Servicing Compensations                                                                 36,564.32
                                                                                                                -------------
           TOTAL FUNDS DISTRIBUTED                                                                               4,081,712.09
                                                                                                                =============
           End of Period Collection Account Balance {Includes Payments in Advance
             & Restricting Event Funds (if any)}                                                                   446,155.98
                                                                                                                =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                               $2,182,541.24
            - Add Investment Earnings                                                                                9,438.75
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
            - Less Distribution to Certificate Account                                                               9,438.75
                                                                                                               ---------------
End of period balance                                                                                           $2,182,541.24
                                                                                                               ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $2,182,541.24
                                                                                                               ===============

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE MARCH 12, 2001


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                      71,495,155.65
                          Pool B                      13,821,242.31
                                                      -------------
                                                                                85,316,397.96

Class A Overdue Interest, if any                               0.00
Class A Monthly Interest - Pool A                        339,219.18
Class A Monthly Interest - Pool B                         65,576.89

Class A Overdue Principal, if any                              0.00
Class A Monthly Principal - Pool A                     1,980,368.89
Class A Monthly Principal - Pool B                       763,364.19
                                                      -------------
                                                                                 2,743,733.08
Ending Principal Balance of the Class A Notes
                          Pool A                      69,514,786.76
                          Pool B                      13,057,878.12
                                                      -------------
                                                                                -------------
                                                                                82,572,664.88
                                                                                =============

-----------------------------------------------------------------------------------------
 Interest Paid Per $1,000            Principal Paid Per $1,000          Ending Principal
Original Face $190,972,000          Original Face $190,972,000           Balance Factor
      $ 2.119662                            $ 14.367201                    43.238100%
-----------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Class A1                                      0.00
                 Class A2                             47,226,397.96
                 Class A3                             38,090,000.00
                                                      -------------
                                                                                85,316,397.96
Class A Monthly Interest
                 Class A1 (Actual Number Days/360)             0.00
                 Class A2                                221,964.07
                 Class A3                                182,832.00

Class A Monthly Principal
                 Class A1                                      0.00
                 Class A2                              2,743,733.08
                 Class A3                                      0.00
                                                      -------------
                                                                                 2,743,733.08
Ending Principal Balance of the Class A Notes
                 Class A1                                      0.00
                 Class A2                             44,482,664.88
                 Class A3                             38,090,000.00
                                                      -------------
                                                                                -------------
                                                                                82,572,664.88
                                                                                =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                               Pool A                  1,634,120.05
                               Pool B                    315,894.77
                                                       ------------
                                                                                 1,950,014.82

Class B Overdue Interest, if any                               0.00
Class B Monthly Interest - Pool A                          8,075.28
Class B Monthly Interest - Pool B                          1,561.05
Class B Overdue Principal, if any                              0.00
Class B Monthly Principal - Pool A                        45,265.57
Class B Monthly Principal - Pool B                        17,448.32
                                                       ------------
                                                                                    62,713.89
Ending Principal Balance of the Class B Notes
                               Pool A                  1,588,854.48
                               Pool B                    298,446.45
                                                       ------------
                                                                                 ------------
                                                                                 1,887,300.93
                                                                                 ============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $4,365,000          Original Face $4,365,000           Balance Factor
      $ 2.207636                        $ 14.367443                     43.237135%
-------------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                               Pool A                  1,838,629.08
                               Pool B                    355,467.56
                                                       ------------
                                                                                 2,194,096.64

Class C Overdue Interest, if any                               0.00
Class C Monthly Interest - Pool A                          9,760.06
Class C Monthly Interest - Pool B                          1,886.94
Class C Overdue Principal, if any                              0.00
Class C Monthly Principal - Pool A                        50,923.77
Class C Monthly Principal - Pool B                        19,629.36
                                                       ------------
                                                                                    70,553.13
Ending Principal Balance of the Class C Notes
                               Pool A                  1,787,705.31
                               Pool B                    335,838.20
                                                       ------------
                                                                                 ------------
                                                                                 2,123,543.51
                                                                                 ============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $4,910,955          Original Face $4,910,955           Balance Factor
       $ 2.371636                        $ 14.366479                    43.240948%
--------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                               Pool A                  1,838,629.08
                               Pool B                    355,467.56
                                                       ------------
                                                                                 2,194,096.64

Class D Overdue Interest, if any                               0.00
Class D Monthly Interest - Pool A                         11,322.89
Class D Monthly Interest - Pool B                          2,189.09
Class D Overdue Principal, if any                              0.00
Class D Monthly Principal - Pool A                        50,923.77
Class D Monthly Principal - Pool B                        19,629.36
                                                       ------------
                                                                                    70,553.13
Ending Principal Balance of the Class D Notes
                               Pool A                  1,787,705.31
                               Pool B                    335,838.20
                                                       ------------
                                                                                 ------------
                                                                                 2,123,543.51
                                                                                 ============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000           Ending Principal
Original Face $4,910,955          Original Face $4,910,955            Balance Factor
     $ 2.751396                          $ 14.366479                     43.240948%
--------------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class E Notes
                               Pool A                  1,838,629.08
                               Pool B                    355,467.56
                                                       ------------
                                                                                 2,194,096.64

Class E Overdue Interest, if any                               0.00
Class E Monthly Interest - Pool A                         14,433.24
Class E Monthly Interest - Pool B                          2,790.42
Class E Overdue Principal, if any                              0.00
Class E Monthly Principal - Pool A                        50,923.77
Class E Monthly Principal - Pool B                        19,629.36
                                                       ------------
                                                                                    70,553.13
Ending Principal Balance of the Class E Notes
                               Pool A                  1,787,705.31
                               Pool B                    335,838.20
                                                       ------------
                                                                                 ------------
                                                                                 2,123,543.51
                                                                                 ============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $4,910,955          Original Face $4,910,955           Balance Factor
     $ 3.507192                        $ 14.366479                     43.240948%
-------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

    Beginning Residual Principal Balance
                              Pool A                   3,063,888.96
                              Pool B                     592,272.38
                                                       ------------
                                                                                 3,656,161.34

    Residual Interest - Pool A                            19,029.78
    Residual Interest - Pool B                             3,703.82
    Residual Principal - Pool A                           84,872.95
    Residual Principal - Pool B                           32,715.61
                                                       ------------
                                                                                   117,588.56
    Ending Residual Principal Balance
                              Pool A                   2,979,016.01
                              Pool B                     559,556.77
                                                       ------------
                                                                                 ------------
                                                                                 3,538,572.78
                                                                                 ============


X. PAYMENT TO SERVICER

   - Collection period Servicer Fee                                                 36,564.32
   - Servicer Advances reimbursement                                               166,478.95
   - Tax, Maintenance, Late Charges,
     Bank Interest and other amounts                                               253,986.51
                                                                                 ------------
   Total amounts due to Servicer                                                   457,029.78
                                                                                 ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
      at the beginning of the related Collection Period                                                              81,709,052.02

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                       0.00

   Decline in Aggregate Discounted Contract Balance                                                                   2,263,278.73

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
       at the ending of the related Collection Period                                                               --------------
                                                                                                                     79,445,773.29
                                                                                                                    ==============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments and Servicer Advances                        2,197,338.00

       - Principal portion of Prepayment Amounts                                                65,940.73

       - Principal portion of Contracts repurchased under Indenture Agreement
              Section 4.02                                                                           0.00

       - Aggregate Discounted Contract Balance of Contracts that have become
              Defaulted Contracts during the Collection Period                                       0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added
              during Collection Period                                                               0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                               0.00

                                                                                            -------------
                     Total Decline in Aggregate Discounted Contract Balance                  2,263,278.73
                                                                                            =============


POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
      at the beginning of the related Collection Period                                                              15,795,811.96

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                       0.00

   Decline in Aggregate Discounted Contract Balance                                                                     872,416.22

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
       at the ending of the related Collection Period                                                                -------------
                                                                                                                     14,923,395.74
                                                                                                                     =============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                         855,948.89

       - Principal portion of Prepayment Amounts                                                16,467.33

       - Principal portion of Contracts repurchased under Indenture Agreement
              Section 4.02                                                                           0.00

       - Aggregate Discounted Contract Balance of Contracts that have become
              Defaulted Contracts during the Collection Period                                       0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added
              during Collection Period                                                               0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                               0.00

                                                                                            -------------
                     Total Decline in Aggregate Discounted Contract Balance                    872,416.22
                                                                                            =============

                                                                                                                     -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    94,369,169.03
                                                                                                                     =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                Predecessor
                                                    Discounted               Predecessor      Discounted
        Lease #               Lessee Name           Present Value            Lease #          Present Value
        ---------------------------------           -------------            -------          -------------
                              NONE











                                                    --------------                            ---------------
                                                    Totals:  $0.00                                      $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                      $161,410,790.25
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES              NO   X
                                                                             ---              ------


        POOL B                                                                                Predecessor
                                                    Discounted               Predecessor      Discounted
        Lease #               Lessee Name           Present Value            Lease #          Present Value
        -------               -----------           -------------            -------          -------------

                              NONE









                                                    --------------                            ---------------
                                                    Totals:  $0.00                                      $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                        $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                      $56,843,333.29
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                   0.00%


       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES             NO    X
                                                                                ---             -------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                   Discounted                Predecessor       Discounted
     Lease #          Lessee Name                                  Present Value             Lease #           Present Value
     -------          -----------                                  -------------             -------           -------------
     1097-507         ADVANCED HEALTHCARE RESOURCES                  $159,644.40             1778-001            $ 48,984.23
     1238-501         WILLIAM F SKINNER, M.D.                        $174,282.67             1777-001            $325,671.26
     1505-005         NYDIC MEDICAL VENTURES VII, LLC                $171,682.66             1855-001            $153,223.12
     2488-001         HYDRO-TOUCH INC.                               $110,973.88             1949-001            $ 94,307.11
                      CASH                                           $  5,602.11






                                                                   ------------                                 ------------
                                                            Totals:  $622,185.72                                 $622,185.72

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                622,185.72
     b) ADCB OF POOL A AT CLOSING DATE                                                                         $161,410,790.25
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES            NO     X
                                                                                  ---            --------

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                               Predecessor
                                                                   Discounted                Predecessor       Discounted
     Lease #          Lessee Name                                  Present Value             Lease #           Present Value
     -------          -----------                                  -------------             -------           -------------
                      None









                                                                   -------------                               ---------------
                                                            Totals:  $0.00                                               $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                          $56,843,333.29
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%


     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                         NO     X
                                                                                          ---                         --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2001


XV. POOL PERFORMANCE MEASUREMENTS


1.       Aggregate Discounted Contract Balance


CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
This Month                                   103,362.93          This Month                        94,369,169.03
1 Month Prior                                 95,839.17          1 Month Prior                     97,504,863.98
2 Months Prior                                98,034.09          2 Months Prior                   100,841,702.87

Total                                        297,236.19          Total                            292,715,735.88

a) 3 MONTH AVERAGE                            99,078.73          b) 3 MONTH AVERAGE                97,571,911.96

c) a/b                                             0.10%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                               Yes                    No     X
                                                                                                   ----------           ----------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                            Yes                    No     X
                                                                                                   ----------           ----------
              B. An Indenture Event of Default has occurred and is then continuing?            Yes                    No     X
                                                                                                   ----------           ----------

4.            Has a Servicer Event of Default occurred?                                        Yes                    No     X
                                                                                                   ----------           ----------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                                 Yes                    No     X
                                                                                                   ----------           ----------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                 covenant or obligation not remedied within 90 days?                           Yes                    No     X
                                                                                                   ----------           ----------
              C. As of any Determination date, the sum of all defaulted contracts
                 since the Closing date exceeds 6% of the ADCB on the Closing Date?            Yes                    No     X
                                                                                                   ----------           ----------

6.            Aggregate Discounted Contract Balance at Closing Date                     Balance  $218,254,123.54
                                                                                                 ---------------

              DELINQUENT LEASE SUMMARY

                          Days Past Due                 Current Pool Balance                  # Leases
                          -------------                 --------------------                  --------
                                31 - 60                         1,785,494.71                        49
                                61 - 90                            69,846.53                        19
                               91 - 180                           103,362.93                        19

              Approved By:
              Lisa J. Cruikshank
              Vice President